As filed with the Securities and Exchange Commission on March 4, 2024

Investment Company Act File No. 811-08767

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 90

UBS Series Funds

(Exact Name of Registrant Specified in Charter)

c/o UBS Asset Management (Americas) LLC

787 Seventh Avenue

New York, New York 10019

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (888) 793-8637

KEITH A. WELLER, ESQ.

UBS ASSET MANAGEMENT (AMERICAS) LLC

One North Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Copies to:

STEPHEN H. BIER, ESQ.

DECHERT LLP

Three Bryant Park

1095 Avenue of the Americas

New York, New York 10036

Telephone: (212) 698-3500

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and rules thereunder.

Explanatory Note

UBS Series Funds (the “Trust”) has filed this Amendment No. 90 to the Registration Statement of the Trust on Form N-1A (File No. 811-08767) (the “Registration Statement”) pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of beneficial interest in Limited Purpose Cash Investment Fund (the “fund”), a series of the Trust, are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), since such shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a) (2) of the 1933 Act. Only investment companies, insurance company separate accounts, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the shares of the fund. Such investors are referred to herein as “shareholders.” This Registration Statement is not an offer to sell, or the solicitation of an offer to buy, any shares in the fund.

This Amendment No. 90 to the Registration Statement is being filed under the 1940 Act to amend and supplement Amendment No. 83 to the Registration Statement under the 1940 Act, filed with the U.S. Securities and Exchange Commission (“Commission”) on August 25, 2023 (Accession No. 0001193125- 23-221605) (“Amendment 83”), as pertaining to Parts A and B of the Registration Statement with respect to the fund. Parts A and B of the Registration Statement with respect to the fund, as filed in Amendment 83, are incorporated by reference herein.

March 4, 2024

Supplement to the prospectuses (each, a "Prospectus" and together, the "Prospectuses") and Statements of Additional Information (each, an "SAI" and together, the "SAIs") referenced on the reverse, as may have been supplemented.

Includes:

•  UBS Series Funds

•  UBS Investment Trust

•  PACE Select Advisors Trust

•  Master Trust

•  The UBS Funds

•  SMA Relationship Trust

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectuses and SAIs for the above-named investment trusts, including each series thereof (each, a "Trust" and together, the "Trusts") regarding changes to UBS Asset Management (Americas) LLC (formerly known as UBS Asset Management (Americas) Inc.) ("UBS AM"), the Trusts' investment manager, investment advisor and/or administrator, as applicable. On March 1, 2024, UBS AM converted from a Delaware corporation to a Delaware limited liability company pursuant to Delaware statute and changed its name to "UBS Asset Management (Americas) LLC". This conversion involved no change to: (i) the investment processes and strategies employed in the management of the Trusts' assets; (ii) the nature and level of services provided to the Trusts; (iii) the individuals primarily responsible for the day-to-day management of Trust assets; or (iv) the trustees and officers of the Trusts.

Effective immediately, the Prospectuses and SAIs are hereby revised as follows:

All references to "UBS Asset Management (Americas) Inc." in the Prospectuses and SAIs are hereby revised to "UBS Asset Management (Americas) LLC."

All references to UBS AM as a Delaware corporation are hereby revised to refer to UBS AM as a Delaware limited liability company.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2024. All rights reserved.
UBS Asset Management (Americas) LLC

ZS-1250

This supplement relates to each of the following Prospectuses and SAIs:

Fund Name	Role of UBS AM	Date of Prospectus and SAI
UBS Series Funds—UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Prime Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund	Administrator	August 28, 2023
UBS Series Funds—UBS RMA Government Money Market Fund	Administrator	August 28, 2023
UBS Series Funds—UBS Liquid Assets Government Fund	Investment Advisor and Administrator	August 28, 2023
UBS Series Funds—UBS Ultra Short Income Fund	Investment Advisor and Administrator	August 28, 2023
UBS Series Funds—Limited Purpose Cash Investment Fund	Investment Advisor and Administrator	August 25, 2023
UBS Investment Trust—UBS U.S. Allocation Fund	Investment Advisor and Administrator	December 29, 2023
PACE Select Advisors Trust—UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments, PACE Alternative Strategies Investments	Investment Manager and Administrator	November 28, 2023
Master Trust—Prime Master Fund, Government Master Fund, Treasury Master Fund, Prime CNAV Master Fund, Tax-Free Master Fund	Investment Advisor and Administrator	August 25, 2023
UBS Funds—UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Multi Income Bond Fund, UBS Sustainable Development Bank Bond Fund	Investment Advisor and Administrator	October 27, 2023
UBS Funds—UBS US Dividend Ruler Fund, UBS US Quality Growth At Reasonable Price Fund	Investment Advisor and Administrator	October 27, 2023
SMA Relationship Trust—Series M	Investment Advisor and Administrator	April 28, 2023

2

PART C

Item 28.	Exhibits

(1)	(a)	Trust Instrument 1/
	(b)	Amendment to Trust Instrument effective July 28, 1999 2/
	(c)	Amendment to Trust Instrument effective May 9, 2001 3/
	(d)	Certificate of Amendment to the Certificate of Trust effective May 9, 2001 3/
	(e)	Amendment to Trust Instrument effective April 8, 2002 4/
	(f)	Amendment to Trust Instrument effective March 15, 2004 5/
	(g)	Amendment to Trust Instrument effective August 28, 2007 6/
	(h)	Amendment to Trust Instrument effective October 6, 2008 7/
	(i)	Certificate of Amendment to Trust Instrument effective May 20, 2015 8/
	(j)	Amendment to Trust Instrument effective October 16, 2015 9/
	(k)	Amendment to Trust Instrument effective December 30, 2015 10/
	(l)	Amendment to Trust Instrument effective April 15, 2016 11/
	(m)	Amendment to Trust Instrument effective August 26, 2016 12/
	(n)	Amendment to Trust Instrument effective October 27, 2016 13/
	(o)	Certificate of Amendment to the Certificate of Trust effective March 9, 2018 14/
	(p)	Amendment to Trust Instrument effective March 9, 2018 14/
	(q)	Amendment to Trust Instrument effective October 14, 2019 15/
	(r)	Amendment to Trust Instrument effective December 19, 2019 15/
	(s)	Amendment to Trust Instrument effective September 27, 2023 16/
	(t)	Amendment to Trust Instrument effective [ ] (to be filed by amendment)
(2)	(a)	By-Laws 1/
	(b)	Certificate of Amendment to By-Laws dated December 19, 2001 4/
	(c)	Certificate of Amendment to By-Laws dated February 15, 2002 4/
	(d)	Certificate of Amendment to By-Laws effective November 15, 2006 17/
	(e)	Certificate of Amendment to By-Laws effective February 13, 2008 18/
	(f)	Certificate of Amendment to By-Laws effective May 6, 2009 19/
	(g)	Certificate of Amendment to By-Laws effective February 10, 2010 20/
	(h)	Certificate of Amendment to By-Laws effective March 9, 2018 14/
(3)	Instruments defining the rights of holders of Registrant’s shares of beneficial interest 21/
(4)	(a)	Investment Advisory and Administration Contract with respect to UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 22/
	(b)	Master Transfer and Novation Contract with respect to Investment Advisory and Administration Contract, dated as of April 1, 2006 23/
	(c)	Management Contract with respect to Limited Purpose Cash Investment Fund 24/
	(d)	Investment Advisory and Administration Contract with respect to UBS Ultra Short Income Fund 25/
(5)	(a)	Principal Underwriting Contract for UBS Select Prime Institutional Fund (formerly, UBS Select Money Market Fund) 3/
	(b)	Principal Underwriting Contract for UBS Select Treasury Institutional Fund (formerly, UBS Select Treasury Fund) 5/

(c)	Amended and Restated Principal Underwriting Contract for UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund), UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Tax-Free Preferred Fund (formerly, UBS Select Tax-Free Preferred Fund), UBS Prime Preferred Fund, UBS Prime Reserves Fund, UBS Select Government Preferred Fund, UBS Select Government Institutional Fund, UBS RMA Government Money Market Fund, UBS Select Prime Series II Institutional Fund (formerly, UBS Select ESG Prime Institutional Fund), UBS Select Prime Series II Preferred Fund (formerly, UBS Select ESG Prime Preferred Fund), UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund, and Cantor Fitzgerald Government Money Market Fund (to be filed by amendment)
(d)	Distribution Contract for UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 22/
(e)	Principal Underwriting Contract for UBS Ultra Short Income Fund 25/
(f)	Dealer Agreement between UBS Asset Management (US) Inc.* and UBS Financial Services Inc. with respect to UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 22/
(g)	Dealer Agreement between UBS Asset Management (US) Inc.* and UBS Financial Services Inc. with respect to UBS Select Prime Institutional Fund (formerly, UBS Select Money Market Fund) 3/
(h)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc.* and UBS Financial Services Inc. to add UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund), UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, and UBS Tax-Free Preferred Fund (formerly, UBS Select Tax-Free Preferred Fund) 6/
(i)	Mutual Fund Account Administration Agreement with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, and UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund) 26/
(j)	Amendment to Schedule B to Mutual Fund Account Administration Agreement with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, and UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund) 26/
(k)	Amendment to Mutual Fund Account Administration Agreement with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, and UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund) 26/
(l)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc.* and UBS Financial Services Inc. with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund), UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Tax-Free Preferred Fund (formerly, UBS Select Tax-Free Preferred Fund) 20/
(m)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. to add UBS Prime Preferred Fund and UBS Prime Reserves Fund 27/
(n)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. to add UBS Select Government Preferred Fund and UBS Select Government Institutional Fund 12/
(o)	Selected Dealer Agreement between UBS Asset Management (US) Inc.* and Treasury Curve LLC with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund), UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Tax-Free Preferred Fund (formerly, UBS Select Tax-Free Preferred Fund) 20/
(p)	Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. with respect to UBS RMA Government Money Market Fund 12/
(q)	Form of Amendment to Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries 12/

	(r)	Form of Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries with respect to UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Tax-Free Reserves Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Tax-Free Preferred Fund, UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund 15/
	(s)	Form of Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries with respect to Class A shares and Class P shares of UBS Ultra Short Income Fund 25/
	(t)	Form of Selected Dealer Agreement between UBS Asset Management (US) Inc. and various financial intermediaries with respect to Class I shares of UBS Ultra Short Income Fund 25/
	(u)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. to add UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund 28/
	(v)	Dealer Agreement between UBS Asset Management (US) Inc. and CF Secured, LLC with respect to Cantor Fitzgerald Government Money Market Fund 16/
	(w)	Amendment to Dealer Agreement between UBS Asset Management (US) Inc. and UBS Financial Services Inc. to add UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)
(6)	Bonus, profit sharing or pension plans - none
(7)	(a)	Custodian Contract with State Street Bank and Trust Company for UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 21/
	(b)	Letter Agreement making Custody Contract with State Street Bank and Trust Company applicable to UBS Select Prime Institutional Fund (formerly, UBS Select Money Market Fund) 29/
	(c)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select Treasury Institutional Fund (formerly, UBS Select Treasury Fund) 5/
	(d)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund), UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Tax-Free Preferred Fund (formerly, UBS Select Tax-Free Preferred Fund) 19/
	(e)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Prime Preferred Fund and UBS Prime Reserves Fund 26/
	(f)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select Government Preferred Fund, UBS Select Government Institutional Fund and UBS RMA Government Money Market Fund 12/
	(g)	Amendment to the Custody Contract with State Street Bank and Trust Company to include Limited Purpose Cash Investment Fund 24/
	(h)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Ultra Short Income Fund 25/
	(i)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund 15/
	(j)	Amendment to the Custody Contract with State Street Bank and Trust Company to include Cantor Fitzgerald Government Money Market Fund 42/
	(k)	Amendment to the Custody Contract with State Street Bank and Trust Company to include UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)

(8)	(a)	(i)	Transfer Agency and Services Agreement for UBS Select Prime Institutional Fund (formerly, UBS Select Money Market Fund) 2/

(ii)	Transfer Agency and Related Services Agreement for UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 3/
(iii)	Amendment No. 1 to Transfer Agency and Services Agreement for UBS Select Prime Institutional Fund (formerly, UBS Select Money Market Fund) 29/
(iv)	Amendment No. 2 to the Transfer Agency and Services Agreement for UBS Select Prime Institutional Fund (formerly UBS Select Money Market Fund) and UBS Liquid Assets Government Fund (formerly, UBS Liquid Assets Fund) 30/
(v)	Amendment No. 3 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select Treasury Institutional Fund (formerly, UBS Select Treasury Fund) 30/
(vi)	Amendment No. 4 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund), UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Tax-Free Preferred Fund (formerly, UBS Select Tax-Free Preferred Fund) 19/
(vii)	Amendment No. 5 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select Treasury Capital Fund 31/
(viii)	Amendment No. 6 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Prime Preferred Fund and UBS Prime Reserves Fund 12/
(ix)	Amendment No. 7 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select Government Preferred Fund, UBS Select Government Institutional Fund and UBS Select Government Capital Fund 12/
(x)	Transfer Agency and Related Services Agreement 32/
(xi)	Amendment to the Transfer Agency Agreement 33/
(xii)	Adoption and Amendment Agreement with BNY Mellon Investment Servicing (U.S.) Inc. for UBS RMA Government Money Market Fund relating to the Transfer Agency and Related Services Agreement and Amendment to the Transfer Agency Agreement 13/
(xiii)	Amendment No. 8 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include Limited Purpose Cash Investment Fund 24/
(xiv)	Amendment No. 9 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Ultra Short Income Fund 34/
(xv)	Amendment No. 10 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund 35/
(xvi)	Amendment No. 11 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include Cantor Fitzgerald Government Money Market Fund (to be filed by amendment)
(xvii)	Amendment No. 12 to the Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. to include UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)

(b)	Amended and Restated Administration Contract for UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Tax-Free Reserves Fund (formerly, UBS Select Tax-Free Institutional Fund), UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Tax-Free Preferred Fund (formerly, UBS Select Tax-Free Preferred Fund), UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund 15/

	(c)	Amended and Restated Administration Contract with respect to UBS RMA Government Money Market Fund 15/
	(d)	Administration Contract for Cantor Fitzgerald Government Money Market Fund 16/
	(e)	Administration Contract for UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)
	(f)	Shareholder Services Plan with respect to UBS RMA Government Money Market Fund 27/
	(g)	Shareholder Services Plan and Agreement with respect to Cantor Fitzgerald Government Money Market Fund 16/
	(h)	Shareholder Services Plan and Agreement with respect to UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)
	(i)	(i) Fee Waiver and Expense Reimbursement Agreement with respect to UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund 36/
(ii) Fee Waiver Agreement with respect to Limited Purpose Cash Investment Fund 37/
(iii) Fee Waiver and Expense Reimbursement Agreement with respect to UBS Ultra Short Income Fund 36/
(iv) Fee Waiver and Expense Reimbursement Agreement with respect to Cantor Fitzgerald Government Money Market Fund (to be filed by amendment)
(v) Fee Waiver and Expense Reimbursement Agreement with respect to UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)
(vi) Amendment to the Fee Waiver and Expense Reimbursement Agreement with respect to UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund (filed herewith)
	(j)	Exclusive Placement Agent Agreement with respect to Limited Purpose Cash Investment Fund 24/
	(k)	(i) Service Agreement with State Street Bank and Trust Company, dated as of May 31, 2018 38/
(ii) Amendment to Service Agreement with State Street Bank and Trust Company to include UBS Select ESG Prime Institutional Fund and UBS Select ESG Prime Preferred Fund 39/
(iii) Amendment to Service Agreement with State Street Bank and Trust Company to include Cantor Fitzgerald Government Money Market Fund 42/
(iv) Amendment to Service Agreement with State Street Bank and Trust Company to include UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)
	(l)	Form of Fund of Funds Investment Agreement under Rule 12d1-4 36/
(9)	(a)	Opinion and Consent of Counsel with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Tax-Free Reserves Fund, UBS Prime Reserves Fund, UBS Select Government Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select ESG Prime Institutional Fund, UBS Select ESG Prime Preferred Fund, UBS RMA Government Money Market Fund, UBS Liquid Assets Government Fund and UBS Ultra Short Income Fund 36/
	(b)	Opinion and Consent of Counsel with respect to Cantor Fitzgerald Government Money Market Fund (to be filed by amendment)
	(c)	Opinion and Consent of Counsel with respect to UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund (to be filed by amendment)

(10)	(a)	Consent of Independent Registered Public Accounting Firm with respect to UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select ESG Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select ESG Prime Preferred Fund, UBS Prime Reserves Fund, UBS Tax-Free Reserves Fund, UBS Prime Preferred Fund, UBS Tax-Free Preferred Fund, UBS RMA Government Money Market Fund, UBS Liquid Assets Government Fund and UBS Ultra Short Income Fund 36/

(b) Consent of Independent Registered Public Accounting Firm with respect to Limited Purpose Cash Investment Fund 37/
(11)	Omitted Financial Statements - none
(12)	Letter of Investment Intent 1/
(13)	Shareholder Services Plan Pursuant to Rule 12b-1 with respect to Class A shares of UBS Ultra Short Income Fund 35/
(14)	(a) Multiple Class Plan Pursuant to Rule 18f-3 for UBS Ultra Short Income Fund 14/
(b) Multiple Class Plan Pursuant to Rule 18f-3 for Cantor Fitzgerald Government Money Market Fund (to be filed by amendment)
(15)	Code of Ethics for Registrant, UBS Asset Management (Americas) LLC (formerly known as UBS Asset Management (Americas) Inc.) (investment advisor) and UBS Asset Management (US) Inc. (principal underwriter) 36/
(16)	Powers of Attorney for Messrs. Bernikow, Burt and Garil and Ms. Higgins 40/
(17)	Power of Attorney for Ms. Kilkeary 14/
(18)	Powers of Attorney for Ms. Breen and Mr. Malpass 36/
(19)	Power of Attorney for Mr. Carver 41/

*	Formerly known as UBS Global Asset Management (US) Inc.

1/	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-52965, filed July 29, 1998.

2/	Incorporated by reference from Post-Effective Amendment No. 3 to the Registrant’s registration statement, SEC File No. 333-52965, filed September 1, 1999.

3/	Incorporated by reference from Post-Effective Amendment No. 10 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 29, 2001.

4/	Incorporated by reference from Post-Effective Amendment No. 11 to the Registrant’s registration statement, SEC File No. 333-52965, filed April 30, 2002.

5/	Incorporated by reference from Post-Effective Amendment No. 16 to the Registrant’s registration statement, SEC File No. 333-52965, filed April 28, 2004.

6/	Incorporated by reference from Post-Effective Amendment No. 22 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 28, 2007.

7/	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 333-52965, filed October 3, 2008.

8/	Incorporated by reference from Post-Effective Amendment No. 40 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2015.

9/	Incorporated by reference from Post-Effective Amendment No. 42 to the Registrant’s registration statement, SEC File No. 333-52965, filed October 16, 2015.

10/	Incorporated by reference from Post-Effective Amendment No. 44 to the Registrant’s registration statement, SEC File No. 333-52965, filed December 30, 2015.

11/	Incorporated by reference from Post-Effective Amendment No. 50 to the Registrant’s registration statement, SEC File No. 333-52965, filed June 23, 2016.

12/	Incorporated by reference from Post-Effective Amendment No. 52 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 26, 2016.

13/	Incorporated by reference from Amendment No. 55 to the Registrant’s registration statement, SEC File No. 811-08767, filed November 16, 2016.

14/	Incorporated by reference from Post-Effective Amendment No. 56 to the Registrant’s registration statement, SEC File No. 333-52965, filed March 9, 2018.

15/	Incorporated by reference from Post-Effective Amendment No. 65 to the Registrant’s registration statement, SEC File No. 333-52965, filed December 23, 2019.

16/	Incorporated by reference from Post-Effective Amendment No. 74 to the Registrant’s registration statement, SEC File No. 333-52965, filed December 20, 2023.

17/	Incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s registration statement, SEC File No. 333-52965, filed June 14, 2007.

18/	Incorporated by reference from Post-Effective Amendment No. 23 to the Registrant’s registration statement, SEC File No. 333-52965, filed June 27, 2008.

19/	Incorporated by reference from Post-Effective Amendment No. 27 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2009.

20/	Incorporated by reference from Post-Effective Amendment No. 29 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2010.

21/	Incorporated by reference from Articles IV, VI and X of Registrant’s Trust Instrument and from Articles VI and IX of Registrant’s By-Laws.

22/	Incorporated by reference from Post-Effective Amendment No. 8 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 25, 2000.

23/	Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of PACE Select Advisers Trust, SEC File No. 33-87254, filed April 3, 2006.

24/	Incorporated by reference from Amendment No. 56 to the Registrant’s registration statement, SEC File No. 811-08767, filed August 25, 2017.

25/	Incorporated by reference from Post-Effective Amendment No. 61 to the Registrant’s registration statement, SEC File No. 333-52965, filed May 24, 2018.

26/	Incorporated by reference from Post-Effective Amendment No. 69 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 27, 2021.

27/	Incorporated by reference from Post-Effective Amendment No. 48 to the Registrant’s registration statement, SEC File No. 333-52965, filed March 28, 2016.

28/	Incorporated by reference from Amendment No. 73 to the Registrant’s registration statement, SEC File No. 811-08767, filed April 7, 2020.

29/	Incorporated by reference from Post-Effective Amendment No. 9 to the Registrant’s registration statement, SEC File No. 333-52965, filed April 12, 2001.

30/	Incorporated by reference from Post-Effective Amendment No. 17 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 30, 2004.

31/	Incorporated by reference from Post-Effective Amendment No. 33 to the Registrant’s registration statement, SEC File No. 333-52965, filed June 29, 2012.

32/	Incorporated by reference from Post-Effective Amendment No. 31 to the registration statement of UBS RMA Money Fund Inc., SEC File No. 2-78309, filed August 28, 1998.

33/	Incorporated by reference from Post-Effective Amendment No. 58 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 30, 2011.

34/	Incorporated by reference from Post-Effective Amendment No. 64 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 28, 2018.

35/	Incorporated by reference from Post-Effective Amendment No. 67 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 28, 2020.

36/	Incorporated by reference from Post-Effective Amendment No. 71 to the Registrant’s registration statement, SEC File No. 333-52965, filed August 25, 2023.

37/	Incorporated by reference from Amendment No. 80 to the Registrant’s registration statement, SEC File No. 811-08767, filed August 24, 2023.

38/	Incorporated by reference from Amendment No. 63 to the Registrant’s registration statement, SEC File No. 811-08767, filed August 24, 2018.

39/	Incorporated by reference from Amendment No. 74 to the Registrant’s registration statement, SEC File No. 811-08767, filed August 27, 2020.

40/	Incorporated by reference from Post-Effective Amendment No. 26 to the registration statement of PACE Select Advisors Trust, SEC File No. 33-87254, filed November 28, 2007.

41/	Incorporated by reference from Post-Effective Amendment No. 62 to the registration statement of PACE Select Advisors Trust, SEC File No. 33-87254, filed November 27, 2023.

42/	Incorporated by reference from Post-Effective Amendment No. 76 to the Registrant’s registration statement, SEC File No. 333-52965, filed January 22, 2024.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Section 2 of Article IX of the Trust Instrument, as amended (“Trust Instrument”), “Indemnification,” provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 2 of Article IX also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

Additionally, “Limitation of Liability” in Section 1 of Article IX of the Trust Instrument provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or by any officer, agent, employee, investment advisor or independent contractor of the Registrant.

Section 9 (except as otherwise noted) of each (i) Investment Advisory and Administration Contract with respect to UBS Liquid Assets Government Fund; (ii) Section 8 of the Administration Contract with respect to UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Prime Preferred Fund, UBS Tax-Free Reserves Fund, UBS Select Treasury Preferred Fund, UBS Tax-Free Preferred Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Prime Series II Institutional Fund (formerly, UBS Select ESG Prime Institutional Fund, UBS Select Prime Series II Preferred Fund (formerly, UBS Select ESG Prime Preferred Fund), UBS Select 100% US Treasury Institutional Fund, UBS Select 100% US Treasury Preferred Fund, and Cantor Fitzgerald Government Money Market Fund; (iii) Section 8 of the Administration Contract with respect to UBS RMA Government Money Market Fund; (iv) Management Contract for Limited Purpose Cash Investment Fund; and (v) Section 11 of the Investment Advisory and Administration Contract with respect to UBS Ultra Short Income Fund (each, an “Advisory/Administration Contract”), with UBS Asset Management (Americas) LLC (formerly, UBS Asset Management (Americas) Inc. and UBS Global Asset Management (Americas) Inc.) (“UBS AM”) provides that UBS AM shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series (“Fund”) of the Registrant in connection with the matters to which the Advisory/Administration Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of UBS AM in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory/Administration Contract. Section 10, 11, or 12 of each Advisory/Administration Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Advisory/Administration Contract and that UBS AM shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

Section 9 of each Principal Underwriting Contract or Distribution Contract provides that the Trust will indemnify UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) (“UBS AM (US)”) and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS AM (US) to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (the “1933 Act”). Section 9 of each Principal Underwriting Contract or Distribution Contract also provides that UBS AM (US) agrees to indemnify, defend and hold the Trust, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS AM (US) for use in the Registration Statement or arising out of an agreement between UBS AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS AM (US) in connection with the Contract.

Section 15 or 16 of each Principal Underwriting Contract and Section 10 of the Distribution Contract contain provisions similar to Section 10, 11, or 12 of the Advisory/Administration Contracts, with respect to UBS AM (US).

Section 9, 14, or 15 of each Dealer Agreement, and Section 12 of the Mutual Fund Account Administration Agreement, contains provisions similar to those of Section 9 of the Principal Underwriting Contract or Distribution Contract with respect to the applicable dealer.

The Exclusive Placement Agent Agreement contains provisions similar to those of Section 9 of the Principal Underwriting Contract or Distribution Contract with respect to the applicable dealer.

Insofar as indemnification for liabilities arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of Investment Advisor

UBS AM, a Delaware limited liability company, is a registered investment advisor and is an indirect wholly owned subsidiary of UBS Group AG. UBS AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of certain executive officers and each board manager of UBS AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board manager is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name	Position(s) Held with UBS AM	Other Substantial Business, Profession, Vocation or Employment

Mark E. Carver	Executive Director (Non-Board)	None

Lisa N. DiPaolo	Executive Director and Portfolio Manager	None

Charles W. Grande	Managing Director and Head of the Municipal Fixed Income Team	None

Emily Kulback	Manager	Head of Products Americas

Ralph Mattone	Treasurer, Chief Financial Officer, and Managing Director	Chief Financial Officer, Managing Director and Regional Group Controller of UBS Securities LLC and UBS Financial Services Inc.; Treasurer and Chief Financial Officer of UBS Asset Management Trust Company

Leesa Merrill	Executive Director (Non-Board)	Chief Compliance Officer of certain UBS registered fund families; Executive Director (Non-Board) of UBS AM (US)

Barry Mullen	Executive Director and Chief Compliance Officer — Americas	Executive Director and Chief Compliance Officer of UBS AM (US); Chief Compliance Officer and Trust Officer of UBS Asset Management Trust Company

Ryan Nugent	Executive Director, Senior Portfolio Manager and Head of Municipal Trading	None

James Poucher	Board Manager, Managing Director, President, Chief Executive Officer, and Head of UBS Asset Management Americas	Head AM Americas and AM Operations, Accounting and Control

Michael Rongetti	Manager	Head of Credit Suisse AM

Robert Sabatino	Managing Director and Global Head of Liquidity Portfolio Management	None

Eric Sanders	Director (Non-Board), Associate General Counsel and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

Philip Stacey	Managing Director, Head of Legal – UBS AM Americas, and Secretary	Managing Director, Head of Legal – UBS AM Americas, and Assistant Secretary of UBS AM (US); Assistant Secretary and Trust Officer of UBS Asset Management Trust Company

David Walczak	Executive Director and Head of US Money Markets Portfolio Management	None

Keith A. Weller	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary of UBS AM (US)

Meggan Zabel	Manager	Head of Investments Business Management

Messrs. Mullen, Sanders, Stacey and Weller and Ms. Merrill are employed by UBS Business Solutions US LLC.

Item 32.   Principal Underwriter/Placement Agent

(a)        UBS AM (US) serves as principal underwriter or placement agent for the following other investment companies:

MASTER TRUST

PACE SELECT ADVISORS TRUST

SMA RELATIONSHIP TRUST

THE UBS FUNDS

UBS INVESTMENT TRUST

(b)        UBS AM (US) is the Registrant’s principal underwriter or placement agent. The directors and certain principal executive officers of UBS AM (US), their principal business addresses, and their positions and offices with UBS AM (US), are identified below along with those directors and officers of UBS AM (US) who also serve as trustees or officers of the Registrant. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name and Address	Position(s) Held With Registrant	Positions and Offices with Underwriter or Dealer
Michael Belasco*	None	Board Director, President, Chief Executive Officer, Managing Director, and Head of Americas Wholesale and Wealth Management Client Coverage of UBS AM (US)

Rose Ann Bubloski***	Vice President and Assistant Treasurer	None

Mark E. Carver*	President	None

Franklin P. Dickson***	Vice President	None

Lisa N. DiPaolo*	Vice President	None

Charles W. Grande*	Vice President	None

Kathleen Horan***	None	Treasurer and Chief Financial Officer of UBS AM (US)

Mark F. Kemper**	Vice President and Assistant Secretary	Assistant Secretary, Managing Director, and Senior Legal Advisor of UBS AM (US)

Joanne M. Kilkeary***	Vice President and Treasurer	None

Leesa Merrill**	Chief Compliance Officer	Executive Director (Non-Board) of UBS AM (US)

Barry Mullen*	None	Executive Director and Chief Compliance Officer – Americas of UBS AM (US)

Ryan Nugent*	Vice President	None

Robert Sabatino**	Vice President	None

Eric Sanders*	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS AM (US)

Philip Stacey**	Vice President and Assistant Secretary	Managing Director, Head of Legal – UBS AM Americas, and Assistant Secretary of UBS AM (US); Assistant Secretary and Trust Officer of UBS Asset Management Trust Company

David Walczak**	Vice President	None

Keith A. Weller**	Vice President and Secretary	Executive Director, Deputy General Counsel, Head of Registered Funds Legal, and Assistant Secretary of UBS AM (US)

* This person’s business address is 787 Seventh Avenue, New York, NY 10019.

** This person’s business address is One North Wacker Drive, Chicago, IL 60606.

*** This person’s business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

(c)        None.

Item 33.   Location of Accounts and Records

The books and other documents required (i) by paragraphs (b)(4), (c) and (d) of Rule 31a-1 and (ii) by paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS AM, at 787 Seventh Avenue, New York, NY 10019, 1000 Harbor Boulevard, Weehawken, NJ 07086, and One North Wacker Drive, Chicago, IL 60606. Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS AM, at 787 Seventh Avenue, New York, NY 10019, 1000 Harbor Boulevard, Weehawken, NJ 07086, and One North Wacker Drive, Chicago, IL 60606. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s transfer agent and custodian.

Item 34.   Management Services

Not applicable.

Item 35.   Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 4th day of March, 2024.

UBS SERIES FUNDS

By:	/s/ Keith A. Weller
Keith A. Weller
Vice President and Secretary

EXHIBIT INDEX

(8)(i)(vi)	Amendment to the Fee Waiver and Expense Reimbursement Agreement with respect to UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund